UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       Date of report May 8, 2006 (Date of
                      earliest event reported May 5, 2006)


                           Build-A-Bear Workshop, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


   Delaware                       001-32320                       43-1883836
---------------                  ------------                -------------------
(State or Other                  (Commission                    (IRS Employer
Jurisdiction of                  File Number)                Identification No.)
Incorporation)


            1954 Innerbelt Business Center Drive                    63114
                    St. Louis, Missouri                           ----------
          ----------------------------------------                (Zip Code)
          (Address of Principal Executive Offices)


                                 (314) 423-8000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.      Regulation FD Disclosure
----------------------------------------

On May 5, 2006, Build-A-Bear Workshop, Inc. (the "Company") entered into a series of agreements whereby it agreed to make an equity investment in, and perform certain consulting services for, Retail Entertainment Concepts, LLC ("REC"). REC is an early-stage company developing an interactive retail concept targeted primarily to boys and their families. The Company received preferred equity and an option to acquire additional common equity in REC. In addition, in connection with its approval of the REC transactions, the Board of Directors approved the service of Maxine Clark, the Company's Chairman and Chief Executive Bear, on the management committee of REC.

The information furnished in this Item 7.01 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing. In addition, this report shall not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely as a requirement of this Item.









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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BUILD-A-BEAR WORKSHOP, INC.



Date: May 8, 2006                    By:  /s/ Tina Klocke
                                          --------------------------------------
                                          Name:  Tina Klocke
                                          Title: Chief Financial Bear, Secretary
                                                 and Treasurer












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